SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 24, 2022

AIR INDUSTRIES GROUP

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-35927	80-0948413
State of Incorporation	Commission File Number	IRS Employer I.D. Number

1460 Fifth Avenue, Bay Shore, New York 11706

(Address of Principal Executive Offices)

Registrant’s telephone number: (631) 968-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	AIRI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 4.01 Changes in Registrant’s Certifying Accountant.

We, Air Industries Group, previously filed a Form 8-K with the Securities and Exchange Commission on March 28, 2022, that reported that our independent registered public accounting firm since 2008, Rotenberg Meril Solomon Bertiger & Guttilla, P.C., Certified Public Accountants (“Rotenberg”) combined with Marcum LLP. We further reported that we had engaged Marcum LLP to serve as our independent registered public accounting firm for the year ended December 31, 2022, and that Rotenberg, which became a wholly-owned subsidiary of Marcum LLP, would serve as our independent registered public accounting firm at least through the filing of our Report on Form 10-Q for the quarter ending March 31, 2022.

Rotenberg’s transition into Marcum has progressed and Rotenberg has formally resigned as our independent registered public accounting firm and the services previously provided by Rotenberg will now be provided by Marcum LLP.

Rotenberg’s report on our financial statements for the fiscal years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles.

During the years ended December 31, 2021 and 2020 and the subsequent interim period through the quarter ended March 31, 2022 (i) we did not have any disagreements with Rotenberg on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Rotenberg’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods, and (ii) there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The decision to transition from Rotenberg to Marcum LLP was approved by our Audit Committee.

Prior to the filing of this Report, copies were provided to Rotenberg and Marcum LLP.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter to Securities and Exchange Commission from Rotenberg Meril Solomon Bertiger & Guttilla, P.C. dated May 13, 2022

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2022

AIR INDUSTRIES GROUP

By:	/s/ Michael Recca
Michael Recca